Volumetric Fund, Inc.

VOLMX

September 29, 2020

Supplement to the Prospectus dated April 17, 2020

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Effective immediately, the Volumetric Fund, Inc.’s (the “Fund”) Prospectus is hereby revised as follows:

The Fee Table is hereby deleted in its entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee (as a % of amount redeemed on shares redeemed within 7 calendar days of initial purchase):	2.00%
Maximum Account Fee:	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*	1.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses**	0.00%
Total Annual Fund Operating Expenses	1.90%

*Pursuant to the Investment Advisory Agreement approved by the Board of Directors, the Adviser in addition to providing investment advice, pays most expenses of the Fund, as described under Management of the Fund.  As compensation, the Fund pays the Adviser a fee, payable monthly, at the annual rate of: 2.00% of the average daily net assets of the Fund on the first $10 million of the average daily net assets; 1.90% of such net assets from $10 million to $25 million;,1.80% of such net assets from $25 million to $50 million;, .70% of such net assets from $50 million to $100 million; and 1.50% of such net assets over $100 million.

**Other Expenses include less than 0.01% (1 basis point) of Acquired Fund Fees and Expenses (“AFFE”). AFFE are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.

The risk entitled, “Market Risk” within the section entitled “Principal Investment Risks” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Market Risk: The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

The following risk disclosure is added within the section entitled “Principal Investment Risks” of the Fund’s Prospectus:

COVID-19 Risk:  An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020.  COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.  The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time.  COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems.  The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

The section entitled “Purchase and Sale of Shares” is hereby deleted in its entirety and replaced with the following:

You may purchase or sell shares of the Fund at the net asset value (“NAV”) per share next determined after your order is received in proper form.  This may be done via mail, email or telephone, on any business day when the New York Stock Exchange is open for trading. The Fund is not available for purchase in all states and is not available in any state where the offer or sale is prohibited.  Please inquire with the Fund if it currently available for purchase in a particular state. Volumetric can be contacted by calling 800-541-3863.

All shareholder forms, documents and checks should be sent to:

Volumetric Fund Inc.,

87 Violet Drive, Pearl River, New York 10965

The minimum initial investment in the Fund is $500 and the minimum for each subsequent investment is $200. When making regular investments through Volumetric’s automatic investment plan the minimum investment is $100. These minimums may be waived at managements discretion.

The section entitled “Management of the Fund” is hereby deleted in its entirety and replaced with the following:

The Fund’s investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the “Adviser”). Volumetric Advisers, Inc. is the only adviser to the Fund.

The Adviser provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment decisions for the Fund. The Adviser has acted in an investment advisory capacity since the inception of the Fund and its predecessor partnership in August of 1978. The Fund’s Adviser is subject to the supervision of the Fund’s Board of Directors. Information regarding the approval of the Investment Advisory Agreement by the Board is also available in the Fund’s Annual Report covering its fiscal year ended December 31, 2019.

Pursuant to the unitary fee structure in the Investment Advisory Agreement approved by the Board of Directors, the Adviser in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, services of specific third parties, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund’s Chief Compliance Officer, its Board of Directors, custodian fees, federal registration fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Adviser does not pay the Fund’s brokerage commissions and SEC transaction fees. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with such income taxes.

As compensation for all the above services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million; 1.90% of such net assets from $10 million to $25 million; 1.80% of such net assets from $25 to $50 million; 1.50% of such net assets from $50 to $100 million; and 1.25% of such net assets over $100 million. During calendar year 2019, the Adviser was paid at annual rates of 2%, 1.90%, and 1.80%, respectively, consistent with, and corresponding to, the net asset ranges referenced above.

The Fund’s 2019 Annual Report to shareholders for the period ended December 31, 2019, advises of the Board’s determination to continue the investment advisory agreement with Volumetric Advisers, Inc. Mr. Gabriel J. Gibs is considered a “controlling person” of the Adviser, as defined by the Investment Company Act of 1940.

The full Board met three times during calendar year 2019, and the independent directors met three times. In addition, the Audit Committee met twice and the Nominating & Governance Committee met once during the same period.

The Adviser nor the Fund, benefit from any soft dollar arrangements with a broker. There are no legal proceedings pending against the Fund or the Advisor.

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This Supplement and the Fund’s existing Prospectus and Statement of Additional Information dated April 17, 2020 provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-541-3863.